Exhibit 99.1

Mobile Security For a Mobile World ® Gino Pereira Chief Executive, NXT - ID Inc.

Certain matters discussed in this presentation and management’s statements related thereto contain forward - looking statements that involve material risks to and uncertainties in our business that may cause actual results to differ materially from those anticipated by the statements made herein . Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications and maintain such licenses necessary to develop products ; the availability of financing ; our ability to implement our long range business plan for various applications of our technology ; our ability to enter into agreements with any marketing and/or distribution partners ; the impact of competition ; the obtaining and maintenance of any necessary regulatory clearances applicable to applications of our technology ; and management of growth and other risks and uncertainties that may be detailed from time to time in our reports filed with the Securities and Exchange Commission . This presentation does not purport to be an analysis of the Company's financial position . This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any such offer may only be made pursuant to a registration statement or pursuant to any exemption from registration, if available . No general solicitation whatsoever is made or intended hereby . Cautionary Note Regarding Forward Looking Statements 2

• Payments • Encryption • Miniaturization • Sensor Development • Advanced Biometrics • Connected IoT Devices • Cloud Services www.nxt - id.com 3 Our Technology

Market Opportunity 4

Payments

www.nxt - id.com 6 WorldVentures Marketing, LLC is the leading international direct seller of vacation club memberships and helps people achieve more fun, freedom and fulfillment by offering DreamTrips ™ memberships, which include premium vacations at reduced prices. WorldVentures is a privately held company based in Plano, Texas, with active Representatives and members in 28 countries There are currently over 500,000 DreamTrips Members, with tens of thousands of new members joining every month. The vision of WorldVentures ’ executive team is to make the smartcard available to every existing member and eventually, a general global consumer market. On December 31, 2015 World Ventures entered into a strategic alliance with Nxt - ID to produce a custom smartcard for World Ventures with unique features and Nxt - ID has received a purchase order for up to $15 million for the World Ventures Smartcard. We will have delivered approximately 40,000 cards by the end of March 2017 . PAYMENTS - Current Opportunity World Ventures Partnership

< 10% of Merchants ApplePay & AndroidPay 100% of Merchants Ref: Mark Hung, Gartner Research 100% of Merchants (Smaller Footprint) www.nxt - id.com 6 Payments - Future Pay Using Existing Technology

Changing Face of Mobile Payments Smart Phones Auto s Smartwatches Activity Trackers Smart Jewelry $7B Today $18B by 2021

9 FitPay is a technology platform that adds contactless payment capabilities to wearable devices — with very little start up time, no investment in software development and instant access to the leading card networks. FitPay integrates into manufacturers wearable and IoT devices, so their customers can use them to buy from more than 10 million merchants worldwide.

10M+ Worldwide Merchant Acceptance Locations Thousand s of Card Issuers from the Leading Payment Networks Established Ecosystem of Strategic Partners

Internet of Things (IoT) 11

www.nxt - id.com *Report courtesy of BI Intelligence Apr 28, 2016 12 • Nearly $6 trillion will be spent on IoT solutions over the next five years. • By 2020 IoT devices will account for 24 billion, while smart phones & tablets will comprise 10 billion. • Ultra Low Power Technology • IoT can improve the bottom line of business by lowering operating costs, increasing productivity, and expanding to new markets or developing new product offerings. Market Opportunity Internet Of Things ( IoT ) & Connected Devices

By 2016, there were nearly 100+ million wearables in use. By 2020, there will be 600 million wearables in use. Wearables Market 63% of wearable devices will be payment - enabled .

IoT • NXT is a development partner with Cisco so there are distribution opportunities • NXT has developed a hardware/software stack that can enable payments and NFC and Bluetooth communication for IoT devices • FitPay has certified solutions for deployment today. 14

Healthcare 15

LogicMark

- Industry leader in two-way voice communication through pendants
- Largest manufacturer of “non-monitored” products
- Lowest cost of ownership

- Eight consecutive years of topline growth since inception
- Gross margins of ~70% and EBITDA margins of ~35%
- 34 cents of free cash flow for every dollar of revenue



Favorable market dynamics
Differentiated product line
Robust new product development pipeline
Compelling growth opportunities

- Reputation as an “Innovator”
- Company has invested heavily in R&D over the past few years to bring products to market
- Product pipeline built out through 2017

- Continued runway in current channels CareTaker Sentry and Guardian Alert 911+ projected to significantly increase sales
- Potential game-changing opportunities in retail and international

www.nxt-id.com
16

Healthcare - Future • Biometrics in healthcare are on the rise according to the most recent market forecasts. According to Grand View Research, a surge in demand for biometric identity management solutions for healthcare has emerged from increase in medical identity theft. • The increased digitization of healthcare that has resulted from the needs of the Affordable Care Act and other sector - wide accessibility initiatives has made medical records susceptible to hack attacks and large scale compromise. And what’s more, healthcare patient data, especially health insurance information, is among the most valuable identity - related information on the black market. 17

Government Contracting 18

Government Contracting • NXT is a subcontractor to Battelle on TIES contract with a total value of just under $1 Billion. • 3D - ID subsidiary to be expanded in 2017 - 2018 19

20 Nxt-ID, Inc. and Subsidiary CONSOLIDATED BALANCE SHEETS Unaudited December 31, December 31, 2016 2015 Assets Current Assets Cash $ 3,299,679 $ 418,991 Restricted cash 40,371 1,534,953 Accounts receivable 1,218,705 - Inventory, net 5,341,500 1,767,942 Prepaid expenses and other current assets 1,347,627 986,595 Total Current Assets 11,247,882 4,708,481 Property and equipment: Equipment 175,537 105,902 Furniture and fixtures 79,062 72,713 Tooling and molds 581,881 390,952 836,480 569,567 Accumulated depreciation (456,752) (196,353) Property and equipment, net 379,728 373,214 Goodwill 15,809,123 - Other intangible assets, net of amortization of $318,842 and $0, respectively 7,956,264 - Total Assets $ 35,392,997 $ 5,081,695

21 Liabilities and Stockholders’ Equity Current Liabilities Accounts payable $ 2,070,658 $ 1,333,137 Accrued expenses 2,901,672 641,438 Customer deposits 6,068,894 8,729 Short-term debt 773,969 - Convertible notes payable, net of discount of $1,366,667 and $1,445,342, respectively, and net of deferred debt issuance costs of $123,563 and $52,810, respectively 9,770 1,796,698 Derivative liability conversion feature - 420,360 Other current liabilities – contingent consideration 1,496,442 - Total Current Liabilities 13,321,405 4,200,362 Other long-term liabilities – contingent consideration 4,832,028 - Revolving loan facility, net of deferred debt issuance costs of $769,453 14,230,547 - Deferred tax liability 190,286 - Total Liabilities 32,574,266 4,200,362 Commitments and Contingencies Stockholders’ Equity Preferred stock, $0.0001 par value: 10,000,000 shares authorized Series A preferred stock, $0.0001 par value: 3,125,000 shares designated; 310,268 and 0 issued and outstanding (aggregate liquidation preferences of $440,594) as of December 31, 2016 182,851 - Series B preferred stock, $0.0001 par value: 4,500,000 shares designated; 4,500,000 and 0 issued and outstanding (aggregate liquidation preferences of $5,625,000) as of December 31, 2016 4,090,000 - Common stock, $0.0001 par value: 10,000,000 shares authorized; 7,379,924 and 4,442,528 issued and outstanding, respectively 738 444 Additional paid-in capital 33,204,943 22,787,762 Accumulated deficit (34,659,801) (21,906,873) Total Stockholders’ Equity 2,818,731 881,333 Total Liabilities and Stockholders’ Equity $ 35,392,997 $ 5,081,695

Nxt-ID, Inc. and Subsidiary CONSOLIDATED STATEMENTS OF OPERATIONS For the Year Ended December 31, 2016(Unaudited) 2015 Revenues $ 7,736,320 $ 616,854 Costs of goods sold 4,434,868 1,823,824 Gross Profit (Loss) 3,301,452 (1,206,970) Operating Expenses General and administrative 6,241,685 3,565,242 Selling and marketing 2,881,668 3,423,567 Research and development 888,187 2,728,518 Total Operating Expenses 10,011,540 9,717,327 Operating Loss (6,710,088) (10,924,297) Other Income and (Expense) Interest income 23 727 Interest expense (3,275,059) (1,249,961) Inducement expense - (755,000) Loss on extinguishment of debt (272,749) (635,986) Realized gain on change in fair value of derivative liabilities - 47,242 Change in fair value of derivative liabilities (2,299,020) 444,728 Total Other Expense, Net (5,846,805) (2,148,250) Loss before Income Taxes (12,556,893) (13,072,547) Provision for Income Taxes (196,035) (4,307) Net Loss (12,752,928) (13,076,854) Preferred stock dividend (1,080,741) - Net Loss applicable to Common Stockholders $ (13,833,669) $ (13,076,854) Net Loss Per Share - Basic and Diluted $ (2.24) $ (4.82) Weighted Average Number of Common Shares Outstanding - Basic and Diluted 6,172,272 2,711,198 22